                                                                   EXHIBIT 10.7
                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT (the "Security Agreement") is entered into as of September 1, 1998, by and between CALDERA SYSTEMS, INC., a Utah corporation (the "Company"), and THE CANOPY GROUP, INC., a Utah corporation ("Secured Party").

                                    RECITALS

      A. Company has borrowed funds and may borrow through subsequent advances additional funds, from Secured Party pursuant to a $2,000,000 Secured Convertible Promissory Note of even date herewith (the "Note").

      B. As security for its repayment obligations under the Note, Company has agreed to grant Secured Party a security interest in all of its assets on the terms set forth in this Security Agreement.

            NOW, THEREFORE, to that end and in consideration of the premises, covenants and agreements set forth below, and the mutual benefits to be derived from this Security Agreement, and other good and valuable consideration, the parties hereto agree as follows:

            1. SECURITY INTEREST. To secure the "Obligation" (as defined below), Company hereby transfers, conveys, assigns, and grants to Secured Party a security interest in all of Company's assets, which may include one or more of the following items (hereinafter, collectively, the "Collateral"):

                  (a) GENERAL INTANGIBLES. All of Company's General Intangibles, now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "General Intangibles" means all personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments, and money, and includes, but is not limited to, business records, deposit accounts, inventions, intellectual property, designs, patents, patent applications, trademarks, trademark applications, trademark registrations, service marks, service mark applications, service mark registrations, trade names, goodwill, technology, knowhow, confidential information, trade secrets, customer lists, supplier lists, copyrights, copyright applications, copyright registrations, licenses, permits, franchises, tax refund claims, and any letters of credit, guarantee claims, security interests, or other security held by the Company to secure any "Accounts" (as hereinafter defined).

                  (b) ACCOUNTS (INCLUDING ACCOUNTS RECEIVABLE). All of Company's Accounts, whether now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "Accounts" means any right of Company to receive payment from another person or entity, including payment for goods sold or leased, or for services rendered, no matter how evidenced or arising, and regardless of whether yet earned by performance. It includes, but is not limited to, accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, all rights to payment earned or unearned under a charter or other contract involving the use or hire of a vessel and all rights incident to the charter or contract, and other forms of obligations and receivables.

                  (c) INVENTORY. All of Company's Inventory, whether now owned or hereafter acquired, together with the products and proceeds therefrom and all packaging, manuals, and instructions related thereto. As used herein, the term "Inventory" means all goods, merchandise, and personal property held for sale or leased or furnished or to be furnished under contracts of service, and all raw materials, work in process, or materials used or consumed in Company's business, wherever located and whether in the possession of Company, a warehouseman, a bailee, or any other person.

                  (d) EQUIPMENT. All of Company's Equipment, now owned or hereafter acquired, together with the products and proceeds therefrom, and all substitutes and replacements therefor. As used herein, the term "Equipment" includes all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in Company's business, all accessions, attachments, and other additions thereto, all parts used in connection therewith, all packaging, manuals, and instructions related thereto, and all leasehold or equitable interests therein.

                  (e) FIXTURES. All of Company's interest in and to all fixtures and furnishings, now owned or hereafter acquired, together with the products and proceeds therefrom, all substitutes and replacements therefor, all accessories, attachments, and other additions thereto, all tools, parts, and supplies used in connection therewith, and all packaging, manuals, and instructions related thereto, located on or attached to Company's business premises located at 240 West Center, Orem, Utah 84058.

                  (f) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. All of Company's right, title, and interest in any chattel paper, documents, or instruments, now owned or hereafter acquired or arising, or now or hereafter coming into the possession, control, or custody of either Company or Secured Party, together with all proceeds therefrom. The terms "chattel paper," "documents," and "instruments" shall have those meanings ascribed to them in the Utah Uniform Commercial Code.

            2. OBLIGATION. This security interest is given as security for all indebtedness and obligations owed by Company to Secured Party, whether now existing or hereafter incurred, under this Security Agreement or the Note, together with all extensions, modifications, or renewals thereof (hereinafter referred to, collectively, as the "Obligation").

            3. PROCEEDS. As used in this Security Agreement, the term "proceeds" means all products of the Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering any of the Collateral, all property received wholly or partly in trade or exchange for any of the Collateral, all leases of any of the Collateral, and all rents, revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition, of any of the Collateral or any interest therein.

            4. TITLE; FILING. Company warrants that, except as previously disclosed in writing to Secured Party, it is the owner of the Collateral free and clear of all liens, claims, and encumbrances of whatever kind or nature. Company covenants that so long as any portion of the Obligation remains unpaid, Company will not execute or file a financing statement or security agreement covering the Collateral to anyone other than Secured Party, except in the ordinary course of business or as otherwise allowed. Company agrees to sign and deliver one or more financing statements or supplements thereto or other instruments as Secured Party may from time to time require to comply with the Uniform Commercial Code or other applicable law to preserve, protect and enforce the security interest of Secured Party and to pay all costs of filing such statements or instruments. In addition, Company shall promptly file a financing statement to perfect Secured Party's interest in the Collateral.

            5. CARE OF COLLATERAL. Company will keep in effect all licenses, permits and franchises required by law or contract relating to Company's business (if applicable), property, or the Collateral; maintain insurance on the Collateral; keep the Collateral in good repair and be responsible for any loss or damage to it; at all times warrant and defend Company's ownership and possession of the Collateral keep the Collateral free from all liens, claims, encumbrances and security interests; pay when due all taxes, license fees, and other charges upon the Collateral or upon Company's business, property or the income therefrom; and not misuse, conceal or in any way use or dispose of the Collateral unlawfully or contrary to the provisions of this Security Agreement or of any insurance coverage. Loss of, damage to, or uncollectability of the Collateral or any part thereof will not release Company from any of its obligations hereunder.

            6. DEFAULT. A default hereunder will occur if any of the following events occur: (1) Company fails to pay any portion of the Obligation when due;
(2) Company fails to perform any undertaking or materially breaches any warranty or covenant in this Security Agreement or the Note; (3) any statement, representation or warranty of Company under this Security Agreement or the Note is untrue in any material respect when made; (4) Company becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors or any proceeding is instituted by or against it alleging that it is insolvent or unable to pay its debts as they mature; (5) dissolution of Company;
(6) an attachment, garnishment, execution or other process is issued or a lien filed against any property of Company, which is not removed within a reasonable period of time; and (7) Company transfers an interest in any of the Collateral contrary to the provisions of this Security Agreement without the prior written consent of Secured Party other than in the ordinary course of business. Waiver of any default will not constitute a waiver of any other or subsequent default.

            7. REMEDIES. Upon the occurrence of any default hereunder at any time thereafter, all of the Obligation will, at the election of Secured Party and without notice of such election, or demand for payment, become immediately due and payable and Secured Party will have the remedies of a secured party under the Utah Uniform Commercial Code or other applicable law.

            8. GENERAL. The wavier by Secured Party of any breach of any provision of this Security Agreement or warranty or representation herein set forth will not be construed as a waiver of any subsequent breach. The failure to exercise any right hereunder by Secured Party will not operate as a waiver of such night. All rights and remedies herein provided are cumulative. Company may not assign its nights or delegate its duties hereunder without Secured Party's written consent. This Security Agreement may not be altered or amended except by a writing signed by all the parties hereto. This Security Agreement will be governed by and construed and interpreted in accordance with the laws of the State of Utah. Any provision hereof found to be invalid will not invalidate the remainder. All words used herein will be construed to be of such gender and number as the circumstances require. This Security Agreement binds Company, its successors and assigns, and inures to the benefit of Secured Party, its successors and assigns.

            IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.


            COMPANY:                         CALDERA SYSTEMS, INC.,
                                             a Utah corporation


                                             By:  /s/ RANSOM LOVE
                                                --------------------------------
                                                  Ransom Love
                                             Its: President

            SECURED PARTY:                   THE CANOPY GROUP, INC.,
                                             a Utah corporation


                                             By:  /s/ RALPH YARRO
                                                --------------------------------
                                                  Ralph Yarro
                                             Its: President

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.

For Filing Officer (Date, Time, Number, and Filing Office)

1. Debtor(s) (Last Name First) and address(es)

   CALDERA SYSTEMS, INC.
   240 WEST CENTER
   OREM, UT 84057

   Social Security or
                      ------------------
   Emp. Fed. I.D. No.   87-0617393
                      ------------------

2. Secured Party(ies) and address(es)

   THE CANOPY GROUP
   240 WEST CENTER STREET
   OREM, UTAH 84057

3. Maturity date (if any):



   Approved by Division of Corporations and Commercial Code, Department of Business Regulations

4. This Financing Statement covers the following types (or items) of property:

   All items listed on the attached Attachment 1 including, but not limited to general intangibles, accounts (including accounts receivable), inventory, equipment, fixtures, and chattel paper, documents and instruments now owned or hereafter acquired.

   The Secured party is [ ] is not [x] a seller or Purchase money lender of the collateral.

5. Assignee(s) of Secured Party and Address(es)

6. Gross sales price of collateral
   $
    ---------------------------------
   $                                  Sales
    ---------------------------------
   or use tax paid to State of





This statement is filed without the debtor's signature to perfect a security interest in collateral (Check x if so)

   [ ] already subject to a security interest in another jurisdiction when it was brought into this state.
   [ ] which is proceeds or the original collateral described above in which a security interest was perfected.


                       Microfilm No.



Check [X] if covered: [X] Proceeds of Collateral are also covered. [X] Products of Collateral are also covered. No. of additional Sheets presented: 1


--------------------------------------------------------------------------------

   Caldera Systems, Inc.                            The Canopy Group
--------------------------------------    --------------------------------------

By: /s/ RANSOM H. LOVE                    By: /s/ RALPH YARRO
   -----------------------------------       -----------------------------------
       Signature(s) of Debtor(s)             Signature(s) of Secured Party(ies)

                               STANDARD FORM UCC-1

                                  ATTACHMENT 1
                         TO FINANCING STATEMENT BETWEEN
                      CALDERA SYSTEMS, INC, AS DEBTOR, AND
                       THE CANOPY GROUP, AS SECURED PARTY

                  The security interest covered by this Financing Statement includes the following property:

                        (a) GENERAL INTANGIBLES. All of Debtor's General Intangibles, now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "General Intangibles" means all personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments, and money, and includes, but is not limited to, business records, deposit accounts, inventions, intellectual property, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, permits, franchises, tax refund claims, and any letters of credit, guarantee claims, security interests, or other security held by Debtor to secure any "Accounts" (as hereinafter defined).

                        (b) ACCOUNTS (INCLUDING ACCOUNTS RECEIVABLE). All of Debtor's Accounts, whether now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "Accounts" means any right of Debtor to receive payment from another person or entity, including payment for goods sold or leased, or for services rendered, no matter how evidenced or arising, and regardless of whether yet earned by performance. It includes, but is not limited to, accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, all rights to payment earned or unearned under a charter or other contract involving the use or hire of a vessel and all rights incident to the charter or contract, and other forms of obligations and receivables.

                        (c) INVENTORY. All of Debtor's Inventory, whether now owned or hereafter acquired, together with the products and proceeds therefrom and all packaging, manuals, and instructions related thereto. As used herein, the term "Inventory" means all goods, merchandise, and personal property held for sale or leased or furnished or to be furnished under contracts of service, and all raw materials, work in process, or materials used or consumed in Debtor's business, wherever located and whether in the possession of Debtor, a warehouseman, a bailee, or any other person.

                        (d) EQUIPMENT. All of Debtor's Equipment, now owned or hereafter acquired, together with the products and proceeds therefrom, and all substitutes and replacements therefor. As used herein, the term "Equipment" includes all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in Company's business, all accessions, attachments, and other additions thereto, all parts used in connection therewith, all packaging, manuals, and instructions related thereto, and all leasehold or equitable interests therein.

                        (e) FIXTURES. All of Debtor's interest in and to all fixtures and furnishings, now owned or hereafter acquired, together with the products and proceeds therefrom, all substitutes and replacements therefor, all accessories, attachments, and other additions thereto, all tools, parts, and supplies used in connection therewith, and all packaging, manuals, and instructions related thereto, located on or attached to Debtor's business premises located at 240 West Center, Orem, Utah 84057.

                        (f) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. All of Debtor's right, title, and interest in any chattel paper, documents, or instruments, now owned or hereafter acquired or arising, or now or hereafter coming into the possession, control, or custody of either Debtor or Secured Party, together with all proceeds therefrom. The terms "chattel paper," "documents," and "instruments" shall have those meanings ascribed to them in the Utah Uniform Commercial Code.